UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                  June 15, 2005

                Date of report (Date of earliest event reported)

                         Miller Diversified Corporation
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)



           Nevada                 01-19001                84-1070932
           ------                 --------                ----------
        (State or other          (Commission             (IRS Employer
     jurisdiction               File Number)          Identification No.)
      of incorporation)


                            23360 Weld County Road 35
                            La Salle, Colorado 80645
           ----------------------------------------------------------
          (Address of principal executive offices, including zip code)


                                 (970) 284-5556
               --------------------------------------------------
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 4.01   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

     On June 16, 2005, Comiskey & Company, P.C. ("Comiskey") informed Miller Diversified Corporation (the "Company") that it has resigned as the independent registered public accounting firm for the Company effective June 15, 2005. The Company has accepted Comiskey's resignation and will now formally commence a search to select a new independent registered public accounting firm.

     The reports of Comiskey on the Company's financial statements for the past two fiscal years ended August 31, 2003 and 2004 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, except Comiskey included the following clarification in its report for the fiscal year ended August 31, 2004:

     "As mentioned in Footnote 3 to the financial statements, the Company has incurred significant operating losses for the past several years resulting in a retained deficit balance of $1,631,443, and negative net worth of $279,114, after having disposed of its operating assets and liabilities during the year ended August 31, 2004. The Company currently has virtually no assets and is reliant upon a related party for funding. Furthermore, one of the Company's shareholders has indicated an intention to file a suit against the Company and its management over actions taken by management during the past several years. These conditions raise substantial doubt about the Company's ability to continue as a going concern. Management's future plans are discussed in footnote 3. No adjustments have been made to the accompanying financial statements, which may be necessary if the Company is unable to continue."

     On April 13, 2004, the Company engaged Comiskey as its independent registered public accounting firm for the fiscal year ended August 31, 2004 and also engaged Comiskey to audit its restated financial statements at and for the year ended August 31, 2002 and to audit its financial statements as of and for the fiscal year ended August 31, 2003. Since the engagement, including Comiskey's audits of the financial statements for the years ended August 31, 2002, 2003 and 2004, through the date of this Current Report on Form 8-K ("this Form 8-K"), there were no disagreements with Comiskey on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Comiskey, would have caused them to make reference thereto in their report on the financial statements for which Comiskey was engaged to audit.

     The Company has requested that Comiskey furnish it with a letter addressed to the United States Securities and Exchange Commission stating whether Comiskey agrees with the above statements. A copy of that letter, dated June 24, 2005, is attached as Exhibit 16.1 to this Form 8-K.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

     (c) Exhibits:

     Exhibit No.       Description
     -----------       -----------
     16.1              Letter dated June 24, 2005 from Comiskey & Company, P.C.
                       to the Securities and Exchange Commission regarding statements included in this Form 8-K.

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




                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   Miller Diversified Corporation.
Date:  June 24, 2005               By:  /s/  James E. Miller
                                        --------------------
                                        James E. Miller
                                        President, Principal Executive Officer,
                                        Principal Financial Officer and Director

                                  EXHIBIT INDEX

     Exhibit No.       Description
     -----------       -----------

     16.1              Letter dated June 24, 2005 from Comiskey & Company, P.C.
                       to the Securities and Exchange Commission regarding statements included in this Form 8-K.


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